Bill Zollars Chairman, President & CEO Wachovia Transportation & Packaging Conference September 8, 2008 Exhibit 99.2

2 Brand Recognition YRC Worldwide is a $9.6 billion provider of global transportation services, transportation management solutions, and logistics management through a portfolio of successful brands.

Today’s Announcement –
Accelerating Our Integration Strategy
• What does it mean?
Yellow Transportation and Roadway become one operating company named Yellow Roadway
National networks will be combined, significantly reducing fixed costs and enhancing service performance
Local sales teams join forces to sell services of both brands
Investments continue in both brands as they will remain in the market
• Why now?
Positive customer response from combined corporate sales
Economic downturn has created enough capacity in the networks to integrate without interrupting our customers’ supply chains
Competitive opportunity to leverage scale for broader array of services

• What are the benefits?
Comprehensive service portfolio across the brands
Simplified customer experience
Improved reliability and faster service
Further opportunities for growth
Increased network scale and efficiencies
Cohesive employee base working toward a common goal
Projected annual operating income improvement in excess of
$200 million
Today’s Announcement –
Accelerating Our Integration Strategy (continued)

Yellow & Roadway Strategy –
Where We Have Been
Late 2003 – Completed Roadway acquisition
2004 to  – Reduced back-office functions, exchanged
current technology & best practices, and shared facilities
Early 2007 – Formed YRC National creating a common
management team and established the
Enterprise Solutions Group
Early 2008 – Announced combined corporate sales and
plans for a common technology platform
March 2008 – Signed new 5-year labor agreement

Yellow & Roadway Strategy –
Where We Are Going
July 2008 – Launched first phase of velocity networks
Sept. 2008 – Announced combination of Yellow and Roadway
Late 2008 – Phased-in approach to fully integrate operations through 2009 and sales
2010 and – Operate as one network with significant scale
beyond

7 Yellow and Roadway Networks • National networks have significant overlap • Consolidation to begin in lower density locations • Increased density will enhance the customer experience

Velocity Update
• Provides increased service quality in more than 28,000 lanes
• Expected to eliminate about 20 million linehaul miles annually
$40 million annual savings
• First phase implemented in July at Yellow and Roadway
Average days in transit already improved
Customer response has been very favorable
• Additional phases will continue in combined network

Velocity Update –
Customer Feedback
“The Velocity Center in Memphis has allowed us to expand our business with Yellow
Transportation, when before certain circumstances required the use of other companies.
Now we can ship through Yellow, which is our preferred inbound carrier.”
– Randy Williams, Senior VP of Operations for a distributor of hardware & home improvement products
“The new velocity service at Yellow has better transit times at a lower cost than other carriers.  Not only have we increased our business to Yellow fourfold but we are recommending them to our customers.”
– Francisco Miranda, Distribution Center Manager for a manufacturer of electrical components
“Roadway’s presence with large box retailers and the new velocity network provides the speed to market that we require.”
– Management at a world leader in small household products
“Because of velocity we are able to use Roadway for the first time.  They are providing timely delivery for us to Home Depot stores across the northeast.”
– Management at a manufacturer of home furnishing and home improvement products

Other Company Initiatives
• YRC Regional Transportation network optimization
New and improved design at Holland and Reddaway has resulted in significant efficiencies
Additional phases planned at Holland to improve growth and further efficiencies
No geographic changes to service coverage
• Completed acquisition of Jiayu Logistics
One of the largest providers of TL and LTL ground transportation services in China
Over 30,000 customers, 200 locations and a network of more than
3,000 vehicles
Since the original announcement in December, Jiayu volumes have increased 28%

Third Quarter Earnings Update
• Economy has softened further
Quarter started slowly and has progressively weakened
Impact on volume levels and pricing across operating companies
• Internal actions create short-term costs but long-term benefits
Early investments in combining the National companies
Reorganization costs to further streamline back-office functions
• Earnings expectations revised
Curtailment gain from nonunion retirement plans unchanged at approximately $.70 per share
Reorganization costs of about $.06 to $.08 per share
Expect a modest loss in the third quarter from core operations

Financial Position
• We remain well within our debt covenants
Expect leverage ratio below 3.5x; the trigger for additional collateral
Covenant currently allows up to 3.75x
• Borrowing capacity in excess of $600 million
• Upcoming debt maturities
Near-term maturities to be settled through a combination of existing credit facilities and free cash flow
We continue to evaluate the capital markets to address future maturities and diversify our capital structure

Forward-Looking Statements
• Pages 4, 8, 11 and 12 of this presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “projected,” “expect,” and similar expressions are intended to identify forward-looking statements.
• The company’s actual future results and earnings per share could differ materially from those projected in such forward-looking statements because of a number of factors, including (among others) inflation, inclement weather, price and availability of fuel, sudden changes in the cost of fuel or the index upon which the company bases its fuel surcharge, competitor pricing activity, expense volatility, including (without limitation) expense volatility due to changes in rail service or pricing for rail service, ability to capture cost reductions, including (without limitation) those cost reduction opportunities arising from acquisitions, changes in equity and debt markets, a downturn in general or regional economic activity, effects of a terrorist attack, labor relations, including (without limitation)
the impact of work rules, work stoppages, strikes or other disruptions, any obligations to multi-employer health, welfare and pension plans, wage requirements and employee satisfaction, and the risk factors that are from time to time included in the company’s reports filed with the Securities and Exchange Commission, including the company’s Annual Report on Form 10-K for the year ended
December 31, 2007.
• The company’s expectations regarding its operating income improvement due to the integration of Yellow Transportation and
Roadway and the timing of achieving that improvement and the company’s expectations regarding the velocity network savings could differ materially from those projected in such forward-looking statements based on a number of factors, including (among others) the factors identified in the immediately preceding paragraph, the ability to identify and implement cost reductions in the time frame needed to achieve these expectations, the success of the company’s operating plans, the need to spend additional capital to implement cost reduction opportunities, including (without limitation) to terminate, amend or renegotiate prior contractual commitments, the accuracy of the company’s estimates of its spending requirements, the occurrence of any unanticipated acquisition opportunities, changes in the company’s strategic direction and the need to replace any unanticipated losses in capital assets.
• The company’s expectation regarding its compliance with the company’s credit agreement is only the company’s expectation regarding such compliance. The ability of the company to comply with the terms of its credit agreement could be affected by a number of factors, including (among others) the factors identified in the two preceding paragraphs, the timing of the company’s cash receipts and expenditures and the lack of any unanticipated liabilities maturing, contingent or otherwise.